SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                                   May 1, 1997
                Date of Report (Date of earliest event reported)




                            Empire of Carolina, Inc.
             (Exact name of registrant as specified in its charter)




           Delaware                     1-7909                13-2999480
(State or other jurisdiction        (Commission            (IRS Employer
 of incorporation)                  File Number)         Identification No.)



          5150 Linton Boulevard, 5th Floor, Delray Beach, Florida 33484
               (Address of principal executive offices) (Zip Code)



                                 (561) 498-4000
                         (Registrant's telephone number)


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ITEM 5.  OTHER EVENTS.

         On May 1, 1997, the Registrant issued the press release attached hereto as Exhibit 99, which press release is hereby incorporated by reference herein. Such press release announces the Registrant's first quarter financial results and certain other recent developments, including an agreement with the Registrant's senior lenders to amend its senior loan agreement. A form of such amendment is attached hereto as Exhibit 10.39 and is hereby incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

==============================================================================


     Exhibit
      Number                                 Description
-------------------------------------------------------------------------------


      10.39 Form of Third Amendment to Loan and Security Agreement among LaSalle National Bank, BT Commercial Corporation, Congress Financial Corporation (Central), The CIT Group/Credit Finance, Inc., Finova Capital Corporation, Empire Industries, Inc. and Empire of Carolina, Inc.
-------------------------------------------------------------------------------

        99     Press Release, dated May 1, 1997.
===============================================================================






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EMPIRE OF CAROLINA, INC.



                                                By   /s/ Lawrence Geller
                                                Name:   Lawrence Geller
                                                Title:  Vice President and
                                                          General Counsel

Date: May 1, 1997


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                                  EXHIBIT INDEX


==============================================================================

     Exhibit
      Number                                   Description
-------------------------------------------------------------------------------


      10.39 Form of Third Amendment to Loan and Security Agreement among LaSalle National Bank, BT Commercial Corporation, Congress Financial Corporation (Central), The CIT Group/Credit Finance, Inc., Finova Capital Corporation, Empire Industries, Inc. and Empire of Carolina, Inc.
------------------------------------------------------------------------------

        99    Press Release, dated May 1, 1997.
=============================================================================



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